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                                                                   Exhibit 10(m)

                            Illinois Tool Works Inc.
                   Non-officer Directors' Fee Conversion Plan


         RESOLVED:  that

                  1. The Company establishes the "Non-officer Directors' Fee Conversion Plan" ("Plan") pursuant to which each non-officer Director of the Company can elect that all or a portion of his or her retainer and meeting fees be paid in the form of shares of ITW Common Stock ("ITW Shares");

                  2. An appropriate election shall be made annually, but may be rescinded at any time.

                  3. The number of ITW Shares to be issued to a Director shall be determined by dividing the dollar amount of the fee subject to the election by the closing price of ITW shares on the date such fee would have otherwise been paid in cash, as reported in the Wall Street Journal for such date or, if no sales of ITW Shares were reported for that date, on the most recent preceding date on which such stock was traded. Any fractional shares resulting from this calculation will be paid in cash; and

                  4. The Board shall have broad discretion to administer this Plan.

         FURTHER RESOLVED: that management is authorized to prepare and execute a Registration Statement and to file such Registration Statement with the Securities and Exchange Commission (the "SEC") for the registration under the Securities Act of 1933, as amended, of 50,000 ITW Shares to be offered under the Plan and to take any and all other actions (including the preparation of a prospectus summarizing the Plan underlying such Registration Statement) as may be necessary or desirable to cause the Registration Statement to be filed and to become effective; and

         FURTHER RESOLVED: that management is authorized to do or cause to have done any and all further acts, as management may, with the advice of counsel, deem necessary or desirable to carry out the purpose and intent of this resolution and to comply with all legal requirement relating thereto.